UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3505 E. Frontage Road, Suite 150 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 281-2907

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As was previously reported in a Form 8-K filed with the Securities and Exchange Commission on September 4, 2012, on August 28, 2012, Landmark Apartment Trust of America, Inc. (the “Company”), pursuant to an Interest Contribution Agreement (the “Agreement”) by and among the Company, Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “OP” and together with the Company, the “LATA Parties”), Elco Landmark Residential Management LLC and the persons and entities identified as the contributors on Schedule A of the Agreement, acquired 100% of the interests in Daytona Seabreeze, LLC (“Daytona Seabreeze”), a Delaware limited liability company, which owns a multi-family apartment community known as Overlook at Daytona.

An action (the “Action”) was brought by CJK Daytona Seabreeze, LLC against, among others, Joseph Lubeck, the Company’s executive chairman (“Lubeck”), OP, Daytona Seabreeze and Seabreeze Daytona Marina, LLC (“Daytona Marina”, and collectively, with OP and Daytona Seabreeze, the “Indemnified Parties”). In connection with the Action, the Indemnified Parties, Lubeck and SFLP Diplomatic, LLC (“SFLP” and together with Lubeck, the “Indemnifying Persons”) have entered into an Agreement Concerning Reimbursement of Attorneys’ Fees, Costs and Expenses, Future Attorneys’ Fees, Costs and Expenses and Indemnification pursuant to which the Indemnifying Persons have agreed to indemnify the OP against any losses incurred in connection with the Action, including but not limited to attorneys’ fees, costs and any amounts paid in settlement of the Action. The Indemnified Persons also have reimbursed the OP for past attorneys’ fees and have agreed to pay future attorneys’ fees incurred in connection with the Action.

Item 9.01. Exhibits and Financial Statements.

d.	Exhibits:

Exhibit Number	Description

10.1	Agreement Concerning Reimbursement of Attorneys’ Fees, Costs and Expenses, Future Attorneys’ Fees, Costs and Expenses, and Indemnification dated as of October 16, 2014 by and among Landmark Apartment Trust of America Holdings, LP, Daytona Seabreeze, LLC, Seabreeze Daytona Marina, LLC, Joseph Lubeck and SFLP Diplomatic, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 22, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ Anthony E. Szydlowski
	Name:	Anthony E. Szydlowski
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Agreement Concerning Reimbursement of Attorneys’ Fees, Costs and Expenses, Future Attorneys’ Fees, Costs and Expenses, and Indemnification dated as of October 16, 2014 by and among Landmark Apartment Trust of America Holdings, LP, Daytona Seabreeze, LLC, Seabreeze Daytona Marina, LLC, Joseph Lubeck and SFLP Diplomatic, LLC